Exhibit 99.1

             Quarterly Investor Update  December 15th, 2020

     © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Safe Harbor StatementForward-looking Language  2  This presentation contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: our ability to continue as a going concern; our ability to successfully consummate a financial restructuring of our existing debt, existing equity interests, and certain other obligations (the Restructuring), and emerge from cases commenced under chapter 11 (the Chapter 11 Cases) of the United States Bankruptcy Code, including by satisfying the conditions and milestones in the restructuring support agreement; our ability to improve our liquidity and long-term capital structure and to address our debt service obligations through the Restructuring and the potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations; our ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on Frontier and the interests of various constituents; risks and uncertainties associated with the Restructuring, including our ability to satisfy the conditions precedent for effectiveness of and successfully consummate the Restructuring; our ability to comply with the restrictions imposed by covenants in debtor-in-possession and expected to be imposed by our exit financing; the length of time that Frontier will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with Frontier’s ability to consummate the Restructuring; increased administrative and legal costs related to the Chapter 11 process; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize productivity improvements; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; changes to our board of directors and management team upon emergence from bankruptcy or in anticipation of emergence, and our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to meet our CAF II obligations and the risk of penalties or obligations to return certain CAF II funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of state regulatory requirements that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects (such as highway construction) that impact our capital expenditures; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit our competitors more than us, as well as potential future decreases in the value of our deferred tax assets; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets or additional losses on assets held for sale; the effects of increased medical expenses and pension and postemployment expenses; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2020 and beyond; adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including but not limited to, changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, or other adverse public health developments; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing and working remotely, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us, and stress on our supply chain; trading price and volatility of our common stock and risks related to the delisting of our common stock from the Nasdaq Global Select Market; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent report on Form 10-K and our Form 10-Q for the quarter ended September 30, 2020. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Non-GAAP Financial Measures  2  Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions,(iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors  regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational,  compensation, and planning decisions and(iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations.  A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with  GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies.EBITDA is defined as net income (loss) less  income tax expense (benefit), expense, investment and other (loss), pension settlement  interest income costs,  gains/losses on extinguishment of debt,  reorganization items and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue.Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude, certain pension/OPEB expenses, restructuring costs and other charges, stock- based compensation expense, goodwill impairment charges, and certain other non- recurring items. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue.Management uses EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in  prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP  financial measures in conjunction with the comparable GAAP financial measures.Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier  common shareholders and restructuring costs and other pension settlement costs,  excludes charges, goodwill  impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented.Management defines operating free cash flow, a non-GAAP measure, as net cash from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt. This non- GAAP financial measure has certain  shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as taxes, pension and OPEB costs, interest expense, and debt repayments are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure.Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance.Projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures are not provided because they could not be derived without unreasonable effort.The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Note regarding Classifications of Results  2  Unless otherwise indicated, the information presented herein, including operational and financial data, non-GAAP measures, and commentary pertains to the Remaining Properties only. “Remaining Properties” comprises the 25 states Frontier currently operates in as of September 30, 2020, and excludes Washington, Oregon, Idaho, and Montana due to the divestiture of operations and assets in these states effective May 1, 2020. “Consolidated” refers to the entire business, which may include financial data from Washington, Oregon, Idaho, and Montana for the periods through May 1, 2020. References to “Northwest Ops” refer to the metrics of the four Northwest states. Reconciliations for the Consolidated, Remaining Properties, and Northwest Ops financial results can be found in the Appendix section of this presentation, Frontier’s 10-Q for the quarter ended September 30, 2020, and Frontier’s Form 8-K containing supplemental financial information filed on November 4, 2020.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Introduction    Today’s Presenters  Robert A. SchriesheimDirector; Chairman of Finance Committee    Bernard L. HanPresident and Chief Executive Officer    Sheldon BruhaChief Financial Officer    2

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Table of Contents  2  Situation Overview (Speaker: Robert A. Schriesheim)Key Initiatives Update (Speaker: Bernard L. Han)Modernization Plan (Speaker: Bernard L. Han)Quarterly Financial Results (Speaker: Sheldon Bruha)Appendix  715202431

 1. Situation Overview: Transformation Status  Robert A. Schriesheim,Chairman of Finance Committee

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Eliminated $10.9B of Debt, for a PF leverage multiple of 2.4x 1,2Reduced annual interest from$1.5B to $430M 1,3Completed a$4.95B refinancing which cut annual interest by an additional ~$60M, extended maturity to 2027, and increased 1L capacity by~$800M  Upgraded CEO leadership team to drive $400M targeted annual EBITDA benefit by 2022Instituted strategies to focus on a higher performance product suite, as demonstrated in Q3 2020, the 5th straight quarter with positive fiber BB net adds.  Initiated strategic transformation by expanding our fiber footprint, including a 2020 FTTH pilot program resulting in fiber built to up to 60k homesSelf-funding Modernization Plan implements fiber builds with attractive returns to transform the BB subscriber base from 45% to 87% fiber subs  Attracted key talent at critical stages:Bernie Han hired as CEO 12/2019 to lead 1st phase of operational transformationJohn Stratton to serve as Exec. Chairman upon Ch. 11 emergenceNick Jeffery to assume CEO position on March 1, 2021 to lead New Frontier  The Transformation of Frontier    Frontier is undergoing a holistic and transformative restructuring process built on 4 pillars. The comprehensive balance sheet restructuring is one element. Additionally, Frontier is executing an operational turnaround, strategic transformation and leadership transition which together will enable the Company to emerge from Chapter 11 in early 2021, well-positioned for value creation .  8          1Restructured Balance Sheet          2Operational Turnaround          4Talent Enhancement          3Strategic Repositioning                  1.2.3.  Illustratively assumes $750M of takeback debt to Unsecured Bondholders at a 10% interest rateCalculated as projected debt at emergence divided by LTM Q3 ‘20 Adj. EBITDA pro forma for the Remaining Properties Annual expected cash interest expense at emergence as compared to filing date capital structure

                               $17.5B  $6.6B  Pre-Petition  Post-Emergence        $1.5B  $0.4B  Pre-Petition  Post-Emergence    ~$11BDebt Reduction1    ~$1BAnnual Interest Expense Reduction1          1.2.  Illustratively assumes $750M of takeback debt to Unsecured Bondholders at a 10% interest rate. Includes the impact of post Q3 refinancing activity Court approved confirmation on 8/21/20 subject to final documentation, which occurred on 8/27/20.          Expeditious Bankruptcy Process    93%Plan of Reorganization accepted by over 93% aggregate voter claims (in amount)    Early 2021Expected Bankruptcy Emergence (12 state PUCs have already approved)            August21Plan Confirmed 2    $17.5B  $1.5B    Frontier expects to emerge from bankruptcy with a meaningfully deleveraged balance sheet and ample liquidity, through a reduction in debt of $11B and a 70% reduction in annual interest expense providing financial flexibility to pursue operational and strategic initiatives  Restructured Balance Sheet through Expeditious Bankruptcy Process      1      2.4 x  Gross Leverage      Interest Coverage Ratio6.2 x  © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.  Note: The long-term targets on this slide are not projections or estimates of future results. Frontier’s ability to achieve any such targets is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from these targets, and there can be no assurance that we will achieve any such targets for any particular capex outlay within any particular timeframe, or at all. More on risk factors can be found in our 10-Q for the period ended September 30, 2020. See page 2 for more information on forward-looking statements  9

                                         $10Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20Note: Figures are for Remaining Properties  $15  $20  $30$25  Fios Video Rev. less Content Cost per Sub    Key Operational Initiatives implemented by Frontier management led by CEO Bernie Han:Consumer - Data: Improved Operational Key Performance Indicators, including significantly reduced YoY churn, leading to Frontier’s 5th straight quarter of positive consumer fiber broadband net adds    Consumer – Video: Renegotiate contracts to lowercontent costs or drop channels entirely    Operational Initiatives with long-term target of $400M+of annual EBITDA benefit by 2022      2 Operational Turnaround  Ongoing content contractrenegotiations and content drops have driven meaningful improvements in video margins        © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.  Note: The long-term targets on this slide are not projections or estimates of future results. Frontier’s ability to achieve any such targets is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from these targets, and there can be no assurance that we will achieve any such targets for any particular capex outlay within any particular timeframe, or at all. More on risk factors can be found in our 10-Q for the period ended September 30, 2020. See page 2 for more information on forward-looking statements  10

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                            Fiber 45% (1.2M)  Copper 55%        Fiber 87% (2.3M)  Copper 13%              3.0  5.9  Today  2028  (in M)    Today    Long-term target  Note: The long-term targets on this slide are not projections or estimates of future results. The Company’s ability to achieve any such targets is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from these targets, and there can be no assurance that the Company will achieve any such targets for any particular capex outlay within any particular timeframe, or at all. More on risk factors can be found in our 10-Q for the period ended September 30, 2020. See slide 2 for more information on forward- looking statements  11      3 Strategic Repositioning      Over past 18 months, Frontier has successfully initiated the transformation from a legacy provider of copper services by investing to expand its fiber footprint and strategically re-evaluating individual state operating performance and long-term positioning through a detailed “virtual separation” capital allocation frameworkIn 2020, the Company has taken the first steps towards achieving this plan, through a pilot fiber-to-the home build to up to 60k homes, as well as winning $370M of total government subsidy over ten years as part of the RDOF programThrough the self-funding Modernization Plan, Frontier has a long-term target (within 10 years) of passing ~2.9M incremental homes with fiber, with strict return on capital hurdles allowing for attractive returns, to increase fiber availability in broadband capable homesFiber Broadband Homes Passed Broadband Subscribers  Today  Long-term target    Fiber vs. Copper Revenue Mix 1      Fiber33%  Copper 67%      Fiber 75%  Copper 25%    2019 Long-term target1. Fiber revenues are comprised of revenues from fiber broadband, related broadband equipment, fiber voice, fiber video, ethernet, and managed solution products

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                            4 Talent Enhancement    Frontier has brought in key telecommunications, turn-around and restructuring talent at critical stages of the Company’s transformation  Frontier hired Bernie Han, a world-class operator, as CEO in December 2019 to kick-start the Company’s operational overhaul            Frontier is excited to announce that Nick Jeffery will take the baton as the Company’s CEO, effective March 1, 2021, to lead Frontier through the next stage of its transformation  In September 2020, John Stratton was announced as the incoming Executive Chairman once Frontier emerges from Chapter 11 bringing a proven track record of leading telecom businesses, including 25 years at Verizon    June 2019  December 2019  March 2021    After joining board 12/2018, Rob Schriesheim led reconstituted Finance Committee adding Kevin Beebe, Paul Keglevic and Mo Meghji to evaluate Frontier’s capital structure, operations, strategy and talent  February 2020  March 2020  April 2020    Mike Shippey, SVP of Wholesale Services, was hired in February 2020 to drive the transformation ofFrontier’s wholesale business    Jim Stanley, SVP of Finance, came to Frontier in April 2020 with 30 years of Corporate Finance experience    In order to revamp the Enterprise business, Frontier brought in Chris Ancell, a telecom veteran with experience at CenturyLink and Qwest, as an Enterprise Consultant in March 2020    Travis Christ, SVP of Digital, was hired in April 2020 to manage our digital platform, including spearheading negotiations with our key channel partners  12  September 2020

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                          Key Milestones    Feb. 2020:Dropped Starz from video offering  Feb. 2020:Announced Mike Shippey as new Wholesale SVP    Dec. 2019:Announced Bernie Han as new CEO    Dec. 2019:Raised prices on premium channels    Late 2019: Deployed 1G capability to over 97% of fiber homes    Jan. – Apr. 2020:Hired 22 new enterprise “inside sales reps”    Mar. 2020:Hired enterprise consultant Chris Ancell (former XO Comm. CEO)      Mar. – Apr. 2020:Transition to work from home (WFH)    Apr. 2020: Resumed selling 500Mbps speeds, enabled by tech. solution    Apr. 2020:Paused selling TV due to reevaluation of product offerings  Apr. 2020: Instituted no home-entry policy for installs, limiting ability to sell 500Mbps & 1G speeds    Apr. 2020: Hired SVP of Finance: Jim Stanley  Transformation Timeline and Key Milestones      Product or Network Launch / UpgradeOther Product-related Initiative Implemented        July 2020: Applied to participate in the Rural Digital Opportunity Fund (RDOF) auction      May 2020:Resumed 1G installs, enabled by tech. solution  May 2020: Launched engineering planning and prioritization process for up to 60k brownfield FTTH pilot build in 2020    Aug. 2020:Plan of Reorganization confirmed on August 21st  June 2019: Reconstituted the Board and Finance Committee  1.2.  Court approved confirmation on 8/21/20 subject to final documentation, which occurred on 8/27/20.On December 7th, the FCC released its public notice containing certain information related to the RDOF auction results. Frontier is still subject to the FCC Quiet Period rules related to the auction and is prohibited from discussing any further information related to the auction until January 29, 2021.      Jun. 2020:Launched fulsome enterprise managed security solution    Jun. 2020:Renegotiated HBO contract as part of video strategy  Sept. 2020: Dropped FOX RSN, MSG, FXMovies, and Nat Geo Wild from video offering    Sep. 2020:John Stratton announced as incoming executive chairman of the board on Sep. 1st      New Hiring / Other Key Operational Milestone Restructuring Milestone  Oct + Nov. 2020: Successfully refinanced prepetition TLB, 1L Notes and 2L Notes.Refinancings extend maturity and reduce annual interest expense  Oct. 2020:Renegotiated contract with AMC as part of video strategy  Nov. 2020: As of November 23rd, 60K brownfield FTTH pilot homes released  for construction  January  February  March  April  May  June  July  August  September  October  November  December  2020  2020  2020  2020  2020  2020  2020  2020  2020  2020  2020  2020  Dec. 2020:Nick Jeffery announced as next CEO, effective 3/1/2021    Dec. 2020: In the recently completed RDOF auction, Frontier won over$37M of government subsidy per year (for 10 years) across CA, FL, TX, CT, WV, IL,NY, and PA2  13

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                        Restructured Balance SheetSignificantly Deleveraged Capital Structure and Interest Expense Savings Create Optionality to Invest in Accretive Investment Opportunities 1, 2          Talent Enhancement4 Attract key talent to lead the Company through CriticalStages of the Transformation process    Operational TurnaroundStrategic Operational Initiatives Reduce Unprofitable Product Mix and Enhance Unit Economics while Reducing Customer Churn and Rationalizing Costs            1.2.3.  Illustratively assumes $750M of takeback debt to Unsecured Bondholders at a 10% interest rateCalculated as projected debt at emergence divided by LTM Q3 ‘20 Adj. EBITDA pro forma for the Remaining PropertiesFiber revenues are comprised of revenues from fiber broadband, related broadband equipment, fiber voice, fiber video, ethernet, and managed solution products  14  Strategic Repositioning to Enhance Value Repositioning the Business through Reinvestment via the Modernization Plan  Frontier is on track to achieve the goals of our 4 Transformation Pillars Upon Emergence  Note: The long-term targets on this slide are not projections or estimates of future results. Frontier’s ability to achieve any such targets is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from these targets, and there can be no assurance that we will achieve any such targets for any particular capex outlay within any particular timeframe, or at all. More on risk factors can be found in our 10-Q for the period ended September 30, 2020. See slide 2 for more information on forward-looking statements      1      2      3  Bernie Han as CEO drove operational overhaulJohn Stratton appointed as Executive Chairman of New Frontier post-emergenceNick Jeffery announced as Frontier’s next CEO        Frontier has made significant strides in the last year moving beyond recapitalizing the balance sheet to a holistic transformation. Upon emergence, Frontier will be on track to achieve the operational, strategic and financial objectives set by the Finance Committee while ensuring a seamless leadership transition.        Fiber v. Copper Revenue Mix 3

 2. Key Initiatives Update  Bernard L. Han,President and Chief Executive Officer

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Business Update    Key Q3 2020HighlightsConsumer customer churn of 1.81%, a YoY improvementFifth consecutive quarter of positive fiber net adds and a YoY improvement in net losses in copper marketsSignificant repricing and reduction of video gross adds while still maintaining positive broadband net adds    Adjusted EBITDAContinued strong cost discipline    $690M      $15M  Net IncomeIncludes $131M of reorganization items relatedto balance sheet restructuring      $1,726M  16  Total RevenueAchieved four consecutive quarters of stable consumer broadband revenues

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Network: Fiber to the Home Pilot Update    Currently in the construction stage of the brownfield fiber to the home (“FTTH”) pilot, with penetration uptakein early stagesBuilding up to ~60K homes across six states for a total of ~$50M1FTTH Build Progress as of…Over 60k homes have been engineered, surpassing the 2020 goal$50M of expected build cost is coming in at budgetTo date, all planning, permitting, construction, and training has been progressing without issueAs of November 30th, have completed construction of~60% of homes that have been engineeredPenetration and ARPU are tracking at or above targetsMajority of early penetration derived from net new subscribers (rather than existing subscribers converted from copper broadband)  17    September 30th  November 30th  Cumulative Homes Engineered / Released for Construction  ~59K  ~60K  Cumulative Homes Constructed  ~6K  ~36K  Cumulative HomesOpen for Sale  ~2K  ~30K  1) The ~$50M of total capex is comprised of a mix of lower and higher cost builds and is not indicative of broader post-2020 FTTH builds

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                        (15,000)  (10,000)  (5,000)  -  5,000  10,000  15,000  Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20  Fiber BB Net Adds                  0.0%  0.5%  1.0%  1.5%  2.0%  2.5%  3.0%  3.5%  Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20  Avg. Monthly Churn Rate  Churn increased in Q3 2020 due to some seasonal increase in consumer activity as well as the impact of COVID-19 on Q2 2020, as customers generally avoided swapping providers during initial months of pandemic. However, churn remains lower YoY benefitting from operational churn initiativesFiber broadband net adds were positive for the 5th straight quarter due to the introduction of 1 Gig offering in Q4 2019 and improved operational churn management  Customer Service / Churn: Fiber Broadband Net Adds    Consumer Fiber Broadband Quarterly Net Adds    Consumer Fiber Broadband Avg. Monthly Churn Rate  Churn in Q3 ‘20 increased, but is lower than pre-COVID levels as a result of the success of churn initiatives    Note: Figures are for Remaining Properties  Gross adds grew in Q3 ’20 due to re-openings after COVID-19 lockdowns and offset churn growth, resulting in higher net adds    18

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Other Operational Updates    Frontier continues to execute several other operational initiatives and plans, including modifying its video strategy and developing a plan for 2021 reinvestment in the network via fiber-to-the-home buildsVideo Strategy - Continued to renegotiate contracts with existing content providers and implement further content drops in Q3Content drops in Q3, including the FOX regional sports networks, MSG, FX Movies, and Nat Geo Wild, amount to ~$15M in total quarterly run rate net EBITDA savingsFurther, in early Q4, AMC contract was renegotiated, achieving ~$0.7M in quarterly savings2021 FTTH Reinvestment - Planning and engineering has begun for 2021 brownfield FTTH builds, which will upgrade Frontier’s existing copper network in select regionsThese will build on the success of on-going 2020 FTTH builds, which have laid a valuable framework for planning,engineering, constructing, and marketing new fiber locationsService Code Simplification - Implementing a multi-phased plan to simplify product offerings and pricing to promote quicker and cleaner execution and to improve customer experienceTSA Revenues – Fully transitioned by November 1st, 2020 and essentially ended transition support services provided to Ziply for its acquisition of Washington, Oregon, Idaho, and Montana entities  19

 3. Modernization Plan  Bernard L. Han,President and Chief Executive Officer

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Introducing Frontier’s Modernization Plan  21          $53  $39  Fiber Copper Fiber Copper Fiber Copper        40%  13%        1.8%  2.1%  Note: The long-term targets on this slide are not projections or estimates of future results. Frontier’s ability to achieve any such targets is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from these targets, and there can be no assurance that we will achieve any such targets for any particular capex outlay within any particular timeframe, or at all. More on risk factors can be found in our 10-Q for the period ended September 30, 2020. See slide 2 for more information on forward-looking statementsBroadband ARPUs exclude the sale of modems and other broadband equipmentBroadband consumer metrics as of Q3 2020      Consumer Fiber vs Copper ARPU1 ($/mo)2      Consumer Fiber vs Copper Penetration2      Consumer Fiber vs Copper Churn2    Under the Modernization Plan, Frontier expects to nearly double its fiber footprint and subscribers long-term, passing ~2.9M incremental homes with fiber and adding ~1.2M fiber broadband subsThe management team, in conjunction with its advisors, has spent the last 18 months developing a comprehensive reinvestment plan (“Modernization Plan”)The Modernization Plan is comprised of an extensive strategic fiber build-out plan combined with execution on aforementioned operational turnaround initiativesTargets highest IRR project opportunities based on available reinvestment cash flowsFully self-funding plan through organically generated operating cash flowModernization Plan growth is driven by superior fiber economics and an attractive competitive environmentSuperior economics of fiber expected to drive return to top line growth (better ARPU, penetration and churn), and maximize value creation92% of homes passed face one or no wireline competitors

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Modernization Plan Overview        Broadband Subscribers      Fiber 21%  Copper 79%        Fiber 42%  Copper 58%  Frontier plans to deploy capital and pursue overbuilds in key states with a high return potentialUsing available cash flow from the business, Frontier has a long-term target (within 10 years) of passing~2.9M incremental homes with fiber and substantially increasing fiber availability in broadband capable homesFiber Broadband Homes Passed Broadband Homes Passed by Technology(in M)              3.0  5.9  Today  2028        Fiber 45%  Copper55%        Fiber 87%  Copper 13%        1.2  2.3  Today  2031    (in M)              Today Long-term targetFiber Broadband Subscribers  Today  Long-term target  Today Long-term target Today Long-term target  Note: The long-term targets on this slide are not projections or estimates of future results. Frontier’s ability to achieve any such targets is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from these targets, and there can be no assurance that we will achieve any such targets for any particular capex outlay within any particular timeframe, or at all. More on risk factors can be found in our 10-Q for the period ended September 30, 2020. See slide 2 for more information on forward-looking statements  22

   © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                    5.5  5.5  2.70.4  3.0  CTFC + WINO(CA, TX, FL, CT) +(WV, IL, NY, OH)  Other States                        2.9  8.1  2.90.1  11.0  3.0  CTFC + WINO(CA, TX, FL, CT) +(WV, IL, NY, OH)  Other States          Fiber Copper Fiber Copper11.0  Modernization Plan Looks to Expand Footprint in   Attractive Geographies           ~2.6M of the ~2.9M targeted new fiber home passings in the Modernization Plan are aimed at increasingfiber density in “CTFC” (CA, TX, FL, and CT), and “WINO” (WV, IL, NY, and OH)Frontier constantly evaluates the composition of state groupings. IN & PA are two additional states among many currently being evaluated. Events such as the outcome of RDOF will play a role in where we will invest in the future as well as the timing of future investmentsHomes Passed, Subscribers in MillionsBroadband Homes Passed (HP)1 Today Long-Term Target Homes Passed  FiberSubs  1.2M  0.1M  ~2.2M  ~0.2M  Total Fiber HP: 3.0M Total % Fiber HP: 21%  Total Fiber HP: 5.9M Total % Fiber HP: 42%  Note: The long-term targets on this slide are not projections or estimates of future results. Frontier’s ability to achieve any such targets is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from these targets, and there can be no assurance that we will achieve any such targets for any particular capex outlay within any particular timeframe, or at all. More on risk factors can be found in our 10-Q for the period ended September 30, 2020. See slide 2 for more information on forward-looking statements1. Residential broadband-capable housing units passed  23

 4. Quarterly Financial Results  Sheldon Bruha,Chief Financial Officer

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                          Key Financial Highlights – Consolidated1  25  ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  Q1 2020  Q2 2020  Q3 2020  Total Revenue  $2,101  $2,067  $1,997  $1,942  $1,933  $1,801  $1,726  Customer  $2,009  $1,972  $1,906  $1,851  $1,843  $1,705  $1,627  Subsidy & Other2  $92  $95  $91  $91  $90  $96  $99  Net Income/(Loss)  ($87)  ($5,317)  ($345)  ($162)  ($186)  ($181)  $15  Net Cash Provided from Operating Activities  $282  $575  $246  $405  $477  $473  $542  Adjusted Operating Expenses  $1,228  $1,185  $1,193  $1,168  $1,150  $1,069  $1,036  Adjusted EBITDA  $873  $882  $804  $774  $783  $732  $690  Adjusted EBITDA Margin  41.6%  42.7%  40.3%  39.9%  40.5%  40.6%  40.0%  CapEx  $305  $275  $318  $328  $286  $225  $314  LTM Operating FCF  $643  $592  $563  $282  $496  $444  $744  Q2 and Q3 2020 columns exclude NW Ops after May 1, 2020 divestitureQ3 net income includes $134M of reorganization items and restructuring costsLTM Operating FCF increase reflects significant interest expense savings and the stay of pre-petition trade obligations from the Chapter 11 filing  1 Q2 2020 includes one month of data from the NW Ops and may not be comparable to prior periods. See appendix slides for detail on Consolidated Frontier vs. Remaining Properties2 Includes $10M and $15M of revenue from transition services performed for purchaser of Northwest Operations in Q2 2020 and Q3 2020, respectively. More detail can be found in our 10-Q for the quarter ended September 30, 2020.3 Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and LTM Operating Free Cash Flow are non-GAAP measures. See page 32 for a reconciliation of Net Income (Loss) to Adjusted EBITDA. See page 34 for a reconciliation of Operating Expenses to Adjusted Operating Expenses. See page 36 for a reconciliation of Net Cash Provided from Operating Activities to LTM Operating Free Cash Flow. See page 3 for the definition of Adjusted EBITDA Margin.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                          Revenue and Adj. EBITDA – Remaining Properties1  Data and Internet Services revenue stable sequentially across most product offeringsConsumer revenue declines vs prior year driven by secular declines in voice and videoCommercial facing COVID pressures in the areas of voice and broadbandAdjusted OpEx trends reflect ongoing cost disciplines and reduced video content costs        ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Data & Internet Services  $888  $885  $851  $822  $3,446  $855  $849  $838  Voice Services  $604  $582  $574  $555  $2,315  $529  $509  $500  Video Services  $255  $248  $233  $222  $958  $212  $197  $186  Other  $113  $111  $106  $108  $438  $108  $105  $103  Total Customer Revenue  $1,860  $1,826  $1,764  $1,707  $7,157  $1,704  $1,660  $1,627  Consumer  $996  $969  $943  $923  $3,831  $894  $874  $859  Commercial  $864  $857  $821  $784  $3,326  $810  $786  $768  Total Customer Revenue  $1,860  $1,826  $1,764  $1,707  $7,157  $1,704  $1,660  $1,627  Subsidy & Other Revenue1  $86  $89  $85  $85  $345  $84  $94  $99  Total Revenue  $1,946  $1,915  $1,849  $1,792  $7,502  $1,788  $1,754  $1,726  Adjusted Oper. Expenses2  $1,175  $1,134  $1,144  $1,119  $4,572  $1,102  $1,051  $1,036  Adjusted EBITDA2  $771  $781  $705  $673  $2,930  $686  $703  $690  Adjusted EBITDA Margin  39.6%  40.8%  38.1%  37.6%  39.1%  38.4%  40.1%  40.0%  26  1 Includes $10M and $15M of revenue from transition services performed for purchaser of Northwest Operations in Q2 2020 and Q3 2020, respectively. More detail can be found in our 10-Q for the quarter ended September 30, 2020.2 Adjusted Operating Expenses and Adjusted EBITDA are non-GAAP measures. See page 33 for a reconciliation of Net Income (Loss) to Adjusted EBITDA. See page 35 for a reconciliation of Operating Expenses to Adjusted Operating Expenses.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                Capital Spending Update            Projects Completed & Underway  CAF II: ~11K new locations enabled with CAF IIbroadband in Q3, 605K enabled to-date  Built fiber to over 35K greenfield locations YTD (primarily housing developments within our remaining footprint) on top of over 30K built in FY 2019  Up to ~60k FTTH builds planned for 2020, with 36K completed as of 11/30/20  RDOF: In the recently completed RDOF auction, the FCC announced Frontier won over $37M of government support per year (for 10 years) in CA, FL, TX, CT, WV, IL, NY, and PA2              CapEx Spend1$314M in Q3 2020$825M YTD  1 Capital expenditures are reported on a Consolidated basis and are not adjusted to exclude Northwest Ops.2 On December 7th, the FCC released its public notice containing certain information related to the RDOF auction results. Frontier is still subject to the FCC Quiet Period rules related to the auction and is prohibited from discussing any further information related to the auction until January 29, 2021.      27

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                      ($ in Millions)  YTD Q3 2020  B/(W) vs. Disclosure Statement1          Actuals  Abs ($M)  %      Consumer  $2,627  $28  1.1      Commercial  $2,364  $11  0.5      Subsidy & Other Revenue2  $277  $(5)  (1.6)      Total Revenue  $5,268  $35  0.7      Adj. Operating Expenses3  $3,189  $37  1.1      Adjusted EBITDA3  $2,079  $72  3.6    29  YTD Q3’20 Actuals vs. Disclosure Statement – Remaining Properties  Revenue $35M favorable to Disclosure Statement, primarily driven by lower consumer churnAdj. Operating Expenses $37M favorable, primarily driven by lower consumer add activity and favorable variable cost per customer  1 Represents the 2020 Base Case as presented in our Disclosure Statement filed with the United States Bankruptcy Court for the Southern District of New York, Case No. 20-22476, on June 17, 2020.2 Includes revenue from transition services performed for purchaser of NW Ops as described in our 10-Q for the quarter ended September 30, 2020. 3 Adjusted Operating Expenses and Adjusted EBITDA are non-GAAP measures. See page 35 for a reconciliation of Operating Expenses to Adjusted Operating Expenses, and page 33 for a reconciliation of net income (loss) to Adjusted EBITDA.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Recent Financing Activities($ in millions)    Expanded covenant flexibility, including broadening Frontier’s secured debt capacityMaturity Schedule at Emergence                              1,250  1,550  1,150  1,000  200  506  50  $ -  $625  $2,600  $2,056  $1,050  $ -  $100  2021  2028  2031          $ - $ - $ -2022 2023 2024$625mm DIP-to-Exit RCF 5.875% DIP-to-Exit 1L Notes    $ -2025 2026 2027DIP-to-Exit Term Loan 6.750% DIP-to-Exit 2L Notes  2029 20305.000% DIP-to-Exit 1L Notes Subsidiary Debt    Note: Maturity schedule excludes mandatory amortization and takeback debt (maturity date for takeback debt has not yet been set)  Refinanced pre-petition $1.7 billion Term Loan B due 2024, $1.65 billion 1L Notes due 2027, and $1.6billion 2L Notes due 2026 in two separate transactions in October and November 2020In October 2020 we increased the commitments of DIP-to-Exit RCF to $625 million (from $460 million), and in November 2020 further amended to the RCF to extend its maturity by one year, decrease post- emergence interest rate by 50 bps, and increase First Lien Debt capacityAmong other things, the refinancing transactions:  Extended nearest funded debt maturity from 2024 to 2027, providing clear runway to execute modernization plan  Reduced annual cash interest expense by $60 million  No funded debt maturities until 2027    •1    •2    •3  29

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Update on Divestiture of NW Ops1      Successfully transitioned buyer off of essentially all TSA support effective November 1st. TSA revenues, which represented ~$5M per month, discontinued at such timeHave already eliminated, or plan to eliminate by year-end, ~$51M of annualized Stranded CostsEnd-state Stranded Cost is estimated to be$65M, representing a $23M increase from Frontier’s prior forecast of $42MIncreases are the result of more thorough assessment completed on Frontier’s cost structure and proportion of fixed expensesFrontier will continue to assess opportunities to simplify the business and improve overall cost structure and operating results                          ($ in Millions)    Beginning Indirect ExpenseFY 2019  $128  – Annualized Indirect Reductions  ($51)  Current Run-Rate Stranded CostQ3 2020  $77  Gap to End-State Target  ($12)  End-State Stranded Cost Target  $65  Memo: End-State Stranded Cost Target in Q1 Presentation2  $42  30  PNW Stranded Costs  1 Represents sale of WA, MT, ID, OR state operations on May 1, 20202 Represents estimated stranded costs reductions presented in Q1 2020 Quarterly Presentation

                                         5. Appendix

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                                                                                                                                                      ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Net Income (Loss)  (87)  (5,317)  (345)  (162)  (5,911)  (186)  (181)  15  Add back (Subtract):                  Income Tax Expense (Benefit)  18  (534)  (21)  (74)  (611)  (23)  (57)  (11)  Interest Expense  379  383  382  391  1,535  383  160  121  Investment and Other (Income) Loss, Net  9  9  10  9  37  (5)  20  14  Pension Settlement Costs  -  -  -  57  57  103  56  -  Loss on Extinguishment of Debt  20  -  -  -  20  -  -  -  Reorganization Items, Net  -  -  -  -  -  -  142  131  Operating Income (Loss)  339  (5,459)  26  221  (4,873)  272  140  270  Depreciation and Amortization  484  454  422  420  1,780  415  397  392  EBITDA  $823  ($5,005)  $448  $641  ($3,093)  $687  $537  $662  Add back:                  Pension/OPEB Expense  20  19  20  19  78  23  23  24  Restructuring Costs and Other Charges  28  31  27  82  168  48  36  3  Stock-based Compensation Expense  3  4  3  5  15  1  1  1  Storm Related Insurance Proceeds  (1)  -  -  (5)  (6)  -  (1)  -  Loss on disposal of Northwest Operations  -  384  30  32  446  24  136  -  Goodwill Impairment  -  5,449  276  -  5,725  -  -  -  Adjusted EBITDA  $873  $882  $804  $774  $3,333  $783  $732  $690  EBITDA Margin  39.1%  (242.1)%  22.4%  33.0%  (38.2)%  35.6%  29.8%  38.4%  Adjusted EBITDA Margin  41.6%  42.7%  40.3%  39.9%  41.1%  40.5%  40.6%  40.0%  Non-GAAP Financial Measures - Consolidated      32

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                                    ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Net Income (Loss)  (153)  (5,392)  (444)  (263)  (6,252)  (283)  (210)  15  Add back (Subtract):                  Income Tax Expense (Benefit)  18  (534)  (21)  (74)  (611)  (23)  (57)  (11)  Interest Expense  379  383  382  391  1,535  383  160  121  Investment and Other (Income) Loss, Net  9  9  10  9  37  (5)  20  14  Pension Settlement Costs  -  -  -  57  57  103  56  -  Loss on Extinguishment of Debt  20  -  -  -  20  -  -  -  Reorganization Items, Net  -  -  -  -  -  -  142  131  Operating Income (Loss)  273  (5,534)  (73)  120  (5,214)  175  111  270  Depreciation and Amortization  449  429  422  420  1,720  415  397  392  EBITDA  $722  ($5,105)  $349  $540  ($3,494)  $590  $508  $662  Add back:                  Pension/OPEB Expense  20  19  20  19  78  23  23  24  Restructuring Costs and Other Charges  27  30  27  82  166  48  36  3  Stock-based Compensation Expense  3  4  3  5  15  1  1  1  Storm Related Insurance Proceeds  (1)  -  -  (5)  (6)  -  (1)  -  Loss on disposal of Northwest Operations  -  384  30  32  446  24  136  -  Goodwill Impairment  -  5,449  276  -  5,725  -  -  -  Adjusted EBITDA  $771  $781  $705  $673  $2,930  $686  $703  $690                                      EBITDA Margin  37.1%  (266.6)%  18.9%  30.1%  (46.6)%  33.0%  29.0%  38.4%  Adjusted EBITDA Margin  39.6%  40.8%  38.1%  37.6%  39.1%  38.4%  40.1%  40.0%  33  Non-GAAP Financial Measures – Remaining Properties1  1. For a reconciliation of the Remaining Properties Non-GAAP Financial Measures to the to the Consolidated Non-GAAP Financial Measures see Frontier’s Form 8-K containing supplemental financial information filed on November 4, 2020.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                        Non-GAAP Financial Measures – Consolidated          ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Total Operating Expenses  $1,762  $7,526  $1,971  $1,721  $12,980  $1,661  $1,661  $1,456  Subtract:                  Depreciation and Amortization  484  454  422  420  1,780  415  397  392  Goodwill Impairment  -  5,449  276  -  5,725  -  -  -  Loss on disposal of Northwest Operations  -  384  30  32  446  24  136  -  Pension/OPEB Expense  20  19  20  19  78  23  23  24  Restructuring Costs and Other Charges  28  31  27  82  168  48  36  3  Stock-based Compensation Expense  3  4  3  5  15  1  1  1  Storm Related Insurance Proceeds  (1)  -  -  (5)  (6)  -  (1)  -  Adjusted Operating Expenses  $1,228  $1,185  $1,193  $1,168  $4,774  $1,150  $1,069  $1,036  34

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                        Non-GAAP Financial Measures – Remaining Properties1          ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Total Operating Expenses  $1,673  $7,449  $1,922  $1,672  $12,716  $1,613  $1,643  $1,456  Subtract:                  Depreciation and Amortization  449  429  422  420  1,720  415  397  392  Goodwill Impairment  -  5,449  276  -  5,725  -  -  -  Loss on disposal of Northwest Operations  -  384  30  32  446  24  136  -  Pension/OPEB Expense  20  19  20  19  78  23  23  24  Restructuring Costs and Other Charges  27  30  27  82  166  48  36  3  Stock-based Compensation Expense  3  4  3  5  15  1  1  1  Storm Related Insurance Proceeds  (1)  -  -  (5)  (6)  -  (1)  -  Adjusted Operating Expenses  $1,175  $1,134  $1,144  $1,119  $4,572  $1,102  $1,051  $1,036  35  1. For a reconciliation of the Remaining Properties Non-GAAP Financial Measures to the to the Consolidated Non-GAAP Financial Measures see Frontier’s Form 8-K containing supplemental financial information filed on November 4, 2020.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                        Non-GAAP Financial Measures – Consolidated  36  Quarterly Results                ($ in Millions)  Q12019  Q22019  Q32019  Q42019  Q12020  Q22020  Q32020  Net Cash Provided from Operating Activities  $282  $575  $246  $405  $477  $473  $542  Capital Expenditures  (305)  (275)  (318)  (328)  (286)  (225)  (314)  Operating Free Cash Flow  ($23)  $300  ($72)  $77  $191  $248  $228  Trailing Four Quarter Results                ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  Q1 2020  Q2 2020  Q3 2020  Net Cash Provided from Operating Activities  $1,843  $1,746  $1,706  $1,508  $1,703  $1,601  $1,897  Capital Expenditures  (1,200)  (1,154)  (1,143)  (1,226)  (1,207)  (1,157)  (1,153)  Operating Free Cash Flow  $643  $592  $563  $282  $496  $444  $744

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Update on Divestiture of NW Ops1    •  38  Exit run-rate of stranded cost  savings is $ projection; $ compared t  4M favorable 51M exit run o Q1 projectio  vs. Q1-raten of $46M  •  TSA revenu unfavorable  es are ($10M to Q1 projec  )tion due to  rvice on  earlier than discontinuat November 1  forecasted ion of TSA s, 2020  ($ in Millions)  2020      End-State 2021+        CurrentEstimate 2  Q1 Pres.Estimate 3  VarB or (W)  CurrentEstimate 2  Q1 Pres.Estimate 3  VarB or (W)  TSA Revenue  $30  $40  ($10)  -  -  -  Annualized Indirect Reductions  $51  $46  $5  $12  $40  e ($28)  Exit Run-Rate Stranded Cost  $77  $82  $5  $65  $42  ($23)  NW Ops Stranded Impact  1 Represents sale of WA, MT, ID, OR state operations on May 1, 20202 Represents the latest estimates of potential long term stranded cost reductions3 Represents estimated stranded costs reductions presented in Q1 2020 Quarterly Presentation  TSA revenues are ($10M) unfavorable to Q1 projection due to earlier than forecasted discontinuation of TSA service on November 1, 20202020 exit run-rate of stranded cost savings are $51M, $5M favorable vs. projection provided in Q1 presentationEnd-state stranded costs are estimated to be higher than initial projections reported in Q1presentation

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      Capitalization($ in millions)  RCF coupon of L + 350 is for Exit only and matures 4 years after EmergenceIllustratively assumes $750mm takeback debt at 10% interest rate. If 2L debt is reinstated, takeback debt required to be 3L. If 2L debt is repaid, takeback debt can be secured or unsecured, subject to agreement between Frontier and Consenting Noteholders. If takeback debt is 3L, interest rate to be no more than 2.5% higher than the interest rate of the next most junior secured debt facility, and if unsecured, no more than 3.5% higher than the interest rate of the next most junior secured debt facilitySubsidiary Debt includes $100mm of Secured Subsidiary debt     Face    Adj.    Face    Coupon    Pre    Post    Maturity   $625mm DIP-to-Exit RCF1  $ -  -  $ -  L + 350  $ -  $ -  4 years  Secured Term Loan B  1,694  (1,694)  -  L + 375  76  -  Jun-24  1L Notes  1,650  (1,650)  -  8.000%  132  -  Apr-27  DIP-to-Exit Term Loan  -  1,250  1,250  L + 475  -  72  Oct-27  DIP-to-Exit 1L Secured Notes  -  1,150  1,150  5.875%  -  68  Oct-27  DIP-to-Exit 1L Secured Notes  -  1,550  1,550  5.000%  -  78  May-28  Other Secured Debt  13  -  13  6.200%   1   1   Varies  Total 1L Debt  $3,357  $606  $3,963    $209  $218    2L Notes  $1,600  ($1,600)  $ -  8.500%  $136  $ -  Apr-26  DIP-to-Exit 2L Notes  -  1,000  1,000  6.750%  -  68  May-29  Junior Lien / Unsecured Takeback Debt2  -  750  750  TBD  -  75  TBD  Total Secured Debt  $4,957  $756  $5,713    $345  $360    Subsidiary Debt3  $856  $ -  $856 7.081% $61 $61 Varies          Liabilities Subject to Compromise  10,949  (10,949)  - Varies 1,027 - Varies          Total Debt  $16,762  ($10,193)  $6,569    $1,433  $421    3Q20  Emergence   Cash Interest     Frontier refinanced its prepetition TLB, 1L Notes and 2L Notes in bankruptcy to reduce annual interest expense by $60 million and extend maturities to 2027        38

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                                  Consumer Unit Trends – Remaining Properties  (43)  (49)  (33)  (23)  (17)  (21)  (7)(19)  (10)  0  4  7  7  (46)  (43)  (38)  (36)  (36)  (35)  (41)    v  Video net losses reflect churn from channel drops and linear video industry decline    Consumer Copper Broadband    Consumer Fiber Broadband    Consumer Video excl. Dish  Net Adds (000s)    Q1    Q2      2019    Q4    Q2    Q3      2020    Q110    Continued positive fiber net adds reflects introduction of 1 Gig offering in Q4 2019 and improved churn management  Copper trends improving YoY  despite lower gross adds due to  more selective customeracquisition strategies    Q3      38

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                                                Customer Churn Trends – Remaining Properties    Continued YoY lower churn in both fiber and copper markets benefitting from operational churn initiatives    2.03%  2.18%  2.27%  1.95%  1.84%  1.63%  1.81%        Consumer Customer Churn      2019  Q3 2020 churn higher sequentially due to some seasonal increase in consumer activity as well as impact of COVID-19 on Q2 2020      2020    Q1    Q3    Q2    Q4    Q2    Q1    Q3  38

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                            Consumer ARPC – Remaining Properties                              90.42  89.82  89.45  89.45  87.88  86.68  86.19  Consumer Customers  ARPC    Q3 2020 Consumer ARPC sequential decrease continues to be driven by video losses      2019    Q1    Q3    Q2    Q4    Q1      2020    Q2    Q3  38  3.6M  3.6M  3.5M  3.4M  3.4M  3.3M  3.3M